UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 27, 2008
Dr Pepper Snapple Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
5301 Legacy Drive, Plano, Texas 75024
(Address of principal executive offices, including zip code)
(214) 673-7000
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 2.02.	Results of Operations and Financial Condition.
     Dr Pepper Snapple Group, Inc. (the “Company” or “DPS”) is furnishing supplemental financial information. Set forth as Exhibit 99.1 hereto is unaudited condensed combined statements of operations, operations by operating segment and a reconciliation of GAAP and non-GAAP information for each of the three months ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007.
     The Company’s historical unaudited condensed combined financial information has been prepared on a “carve-out” basis from Cadbury Schweppes, DPS’ former parent company, using the historical results of operations, assets and liabilities attributable to Cadbury Schweppes’ Americas Beverages business and including allocations of expenses from Cadbury Schweppes. The results may not be indicative of DPS’ future performance and may not reflect DPS’ financial performance had DPS been an independent publicly-traded company during the periods presented.
     This supplemental financial information should be read in conjunction with the information contained in the Company’s Registration Statement on Form 10, which was filed with the Securities and Exchange Commission (“SEC”) on April 22, 2008, and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008, which was filed with the SEC on June 5, 2008, including the financial statements and the notes thereto and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in these filings.
     Pursuant to the rules and regulations of the SEC, the information set forth in this Item 2.02 and the related Exhibit 99.1 are deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.
     Pursuant to the rules and regulations of the Securities and Exchange Commission, Exhibit 99.1 referenced below and the information set forth therein is deemed to be furnished pursuant to Item 2.02 hereof and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.
          (c) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

99.1	Dr Pepper Snapple Group, Inc. unaudited condensed combined statements of operations, operations by operating segment and a reconciliation of GAAP and non-GAAP information for the three months ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DR PEPPER SNAPPLE GROUP, INC.
Date: June 27, 2008	By:	/s/ John O. Stewart
		Name:	John O. Stewart
		Title:	Executive Vice President and Chief Financial Officer of Dr Pepper Snapple Group, Inc.

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Dr Pepper Snapple Group, Inc. unaudited condensed combined statements of operations, operations by operating segment and a reconciliation of GAAP and non-GAAP information for the three months ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007.